Financial Risk Management	6 Months Ended
Dec. 31, 2024
Financial Risk Management [Abstract]
Financial risk management
22.	Financial risk management

The Group’s activities expose it to a variety of financial risks from its operation. The key financial risks include credit risk, liquidity risk and market risk (including foreign currency risk and interest rate risk).

The directors reviews and agrees policies and procedures for the management of these risks, which are executed by the management team. It is, and has been throughout the current and previous financial years, the Group’s policy that no trading in derivatives for speculative purposes shall be undertaken.

The following sections provide details regarding the Group’s exposure to the abovementioned financial risks and the objectives, policies and processes for the management of these risks.

There has been no change to the Group’s exposure to these financial risks or the manner in which it manages and measures the risks.

Credit risk

Credit risk refers to the risk that the counterparty will default on its contractual obligations resulting in a loss to the Group. The Group’s exposure to credit risk arises primarily from trade and other receivables. For other financial assets (including cash), the Group minimizes credit risk by dealing exclusively with high credit rating counterparties.

The Group has adopted a policy of only dealing with creditworthy counterparties. The Group performs ongoing credit evaluation of its counterparties’ financial condition and generally do not require a collateral.

The Group considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

The Group has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received, which could include default of contractual payments due for more than 60 days or there is significant difficulty of the counterparty.

To minimize credit risk, the Group has developed and maintained the Group’s credit risk gradings to categorize exposures according to their degree of risk of default. The credit rating information is supplied by publicly available financial information and the Group’s own trading records to rate its major customers and other debtors. The Group considers available reasonable and supportive forward-looking information which includes the following indicators:

●	Internal credit rating

●	External credit rating

●	Actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations

●	Actual or expected significant changes in the operating results of the debtor

●	Significant increases in credit risk on other financial instruments of the same debtor

●	Significant changes in the expected performance and behavior of the debtor, including changes in the payment status of debtors in the company and changes in the operating results of the debtor

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

The Group determined that its financial assets are credit-impaired when:

●	There is significant difficulty of the debtor

●	A breach of contract, such as a default or past due event

●	It is becoming probable that the debtor will enter bankruptcy or other financial reorganization

●	There is a disappearance of an active market for that financial asset because of financial difficulty

The Group categorizes a receivable for potential write-off when a debtor fails to make contractual payments more than 120 days past due. Financial assets are written off when there is evidence indicating that the debtor is in severe financial difficulty and the debtor has no realistic prospect of recovery.

The Group’s current credit risk grading framework comprises the following categories:

Category	Definition of category	Basis for recognising expected credit loss (ECL)
I	Counterparty has a low risk of default and does not have any past-due amounts.	12-month ECL

II	Amount is >30 days past due or there has been a significant increase in credit risk since initial recognition.	Lifetime ECL – not credit impaired

III	Amount is >60 days past due or there is evidence indicating the asset is credit-impaired (in default).	Lifetime ECL – credit-impaired

IV	There is evidence indicating that the debtor is in severe financial difficulty and the debtor has no realistic prospect of recovery.	Amount is written off

The table below details the credit quality of the Group’s financial assets, as well as maximum exposure to credit risk by credit risk rating categories:

	Category	12-month or lifetime ECL	Gross carrying amount	Loss allowance	Net carrying amount	Net carrying amount
			RM	RM	RM	USD
December 31, 2024
Trade receivables	II Note 1	Lifetime ECL (Simplified)	5,876,653	(243,021)	5,633,632	1,260,885
Other receivables	I Note 2	12-month ECL	205,861	-	205,861	46,074
Cash and bank balances	I Note 3	12-month ECL	29,799,637	-	29,799,637	6,669,570
	Category	12-month or lifetime ECL	Gross carrying amount	Loss allowance	Net carrying amount	Net carrying amount
			RM	RM	RM	USD
June 30, 2024
Trade receivables	II Note 1	Lifetime ECL (Simplified)	7,119,565	(243,021)	6,876,544	1,539,065
Other receivables	I Note 2	12-month ECL	189,823	-	189,823	42,485
Cash and bank balances	I Note 3	12-month ECL	3,823,689	-	3,823,689	855,794

Trade receivables (Note 1)

For trade receivables, the Group has applied the simplified approach in IFRS 9 and use provision matrix to measure the loss allowance at lifetime ECL. In determining ECL on a collective basis, trade receivables are grouped based on similar credit risk and aging. The Group considers the historical credit loss experience based on the past due status of the debtors, historical customers’ payment profile and adjusted as appropriate to reflect current conditions and estimates of future economic conditions affecting the ability of the customers to settle the debts. The Group has identified the country’s risk including the country’s real GDP and unemployment rate in which it sells goods to be the most relevant factor and the historical loss rates is adjusted accordingly based on the expected changes in this factor. Accordingly, the credit risk profile of trade receivables is presented based on their past due status in terms of the provision matrix.

	Trade receivables	ECL	Trade receivables, net	Trade receivables, net
	RM	RM	RM	USD
December 31, 2024
Not past due	5,020,958	(193,386)	4,827,572	1,080,477
< 30 days	653,917	(19,109)	634,808	142,079
31 days to 60 days	175,665	(19,245)	156,420	35,009
61 days to 90 days	6,490	(196)	6,294	1,409
91 days to 120 days	-	-	-	-
>120 days	19,623	(11,085)	8,538	1,911
	5,876,653	(243,021)	5,633,632	1,260,885

	Trade receivables	ECL	Trade receivables, net	Trade receivables, net
	RM	RM	RM	USD
June 30, 2024
Not past due	5,806,342	(206,183)	5,600,159	1,187,557
< 30 days	1,039,791	(26,259)	1,013,532	214,927
31 days to 60 days	271,389	(10,497)	260,892	55,324
61 days to 90 days	1,344	(54)	1,290	274
91 days to 120 days	699	(28)	671	142
>120 days	-	-	-	-
	7,119,565	(243,021)	6,876,544	1,458,224

Other receivables (Note 2)

Other receivables are considered to be low credit risk and subject to immaterial credit loss. Credit loss for these assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Cash and cash equivalents (Note 3)

Cash and cash equivalents are mainly deposits with reputable banks with high international credit rating. Credit loss for the assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Excessive risk concentration

Concentrations arise when a number of counterparties are engaged in similar business activities, or activities in the same geographical region, or have economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentrations indicate the relative sensitivity of the Group’s performance to developments affecting a particular industry.

Exposure to credit risk

The Group has no significant concentration of credit risk except for those significant customers disclosed below. The Group has credit policies and procedures in place to minimize and mitigate its credit risk exposure.

The following table sets forth a summary of single customers who represent 10% or more of the Group’s revenue:

	December 31, 2023	December 31, 2024	December 31, 2024
	RM	RM	USD
Customer A	5,310,365	5,235,428	1,171,761
Customer B	849,109	3,094,611	692,617
Customer C	1,971,634	907,164	203,036
	8,131,108	9,237,203	2,067,414

Liquidity risk

Liquidity risk refers to the risk that the Group will encounter difficulties in meeting its short-term obligations due to shortage of funds. The Group’s exposure to liquidity risk arises primarily from mismatches of the maturities of financial assets and liabilities. It is managed by matching the payment and receipt cycles. The Group finances its working capital requirements through a combination of funds generated from operations, bank borrowings, and advances and loans from related parties, if necessary.

In assessing our liquidity, we monitor and analyze our cash and bank balances and our operating expenditure commitments. As of December 31, 2024, our cash and bank balances amounted to approximately RM 29.8 million, our current assets were approximately RM 52.5 million, and our current liabilities were approximately RM 11.3 million.

Based on the above considerations, management is of the opinion that the Group has sufficient funds to meet its working capital requirements and debt obligations, for at least the next 12 months. There are several factors that could potentially arise that could undermine the Group’s plans, such as changes in the demand for its products, economic conditions, its operating results continuing to deteriorate and its shareholders and related parties being unable to provide continued financial support.

The Group maintains sufficient cash and bank balances, and internally generated cash flows to finance their activities and management is satisfied that funds are available to finance the operations of the Company.

Market risk

Market risk is the risk that changes in market prices, such as interest rates and foreign exchange rates will affect the Group’s profit or loss. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return on risk.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of the Group’s financial instruments will fluctuate because of changes in market interest rates. The Group’s exposure to interest rate risk arises primarily from loans from related parties.

The Group periodically review its liabilities and monitors interest rate fluctuations to ensure that the exposure to interest rate risk is within acceptable level.

The Group does not expect any significant effect on the Group’s profit or loss arising from the effects of reasonably possible changes to interest rates on interest bearing financial instruments at the end of the reporting period.

Foreign currency risk

The Group’s foreign exchange risk results mainly from cash flows from transactions denominated in foreign currencies. At present, the Group does not have any formal policy for hedging against currency risk. The Group ensures that the net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates, where necessary, to address short-term imbalances.

The Group has transactional currency exposures arising from sales or purchases that are denominated in a currency other than the functional currency of the entity, primarily United States Dollar (“USD”) and Euro (“EUR”).